Exhibit 99.1

John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 2023 and 4Q23 GAAP EPS of $0.96 and $0.27, and Core EPS of $0.83 and $0.25, Respectively; Continues to Successfully Execute On Its Action Plan
“Flushing Financial delivered sequential GAAP and Core NIM expansion in 4Q23 of 7 and 18 basis points, respectively, as our team continued to successfully execute against the previously announced action plan amid this challenging environment. Importantly, during the quarter, total average deposits increased 3.1% YoY and 0.9% QoQ, while average noninterest bearing deposits increased $21.6 million, or 2.5% QoQ. Our loan portfolio remains resilient through the credit cycle with 89% secured by real estate, strong debt service coverage ratios, low average loan to values, and controllable repricing risk. Credit quality continues to be a strength for the Company with less than one basis point of net charge-offs in 4Q23 although there was a slight uptick in NPAs.
Given our progress to date, we are expanding our areas of focus to include: 1) increasing NIM and reducing volatility; 2) maintaining credit discipline; 3) preserving strong liquidity and capital; and 4) bending the expense curve. Continuing to advance these priorities will enable us to navigate the current environment while positioning the Company for long-term profitable growth.”

- John R. Buran, President and CEO

UNIONDALE, N.Y., January 25, 2024 (GLOBE NEWSWIRE) – GAAP and Core NIM Expand QoQ; Average Total Deposits Increase. The Company reported fourth quarter and full year 2023 GAAP EPS of $0.27 and $0.96, respectively. Core EPS for the fourth quarter and full year of 2023 totaled $0.25 and $0.83, respectively. 4Q23 GAAP NIM was 2.29% while Core NIM amounted to 2.31%. The actions undertaken in 2023 to reduce interest rate risk, including adding interest rate hedges and floating rate loans, assisted in reducing the NIM compression. Absent episodic items, the NIM was 2.14%, an increase of 5 basis points quarter over quarter. Average total deposits increased 3.1% YoY and 0.9% QoQ while importantly, noninterest bearing deposits increased $21.6 million, or 2.5% QoQ.
Strong Credit Quality; Stable Capital. Nonperforming assets to total assets increased to 54 bps compared to 45 bps in 3Q23, while criticized and classified loans to loans was 1.11% in 4Q23, compared to 1.08% in 3Q23. Net charge-offs were only $60 thousand in 4Q23. Capital continues to be sound with TCE/TA1 of 7.64% at December 31, 2023, compared to 7.56% at September 30, 2023. The Company repurchased 38,815 shares at an average cost $15.08 (33% discount to tangible book value) during 4Q23.

Key Financial Metrics[2]

	4Q23	3Q23	2Q23	1Q23	4Q22	2023	2022
GAAP:
EPS	$0.27	$0.26	$0.29	$0.13	$0.34	$0.96	$2.50
ROAA (%)	0.38	0.37	0.41	0.19	0.48	0.34	0.93
ROAE (%)	4.84	4.64	5.16	2.37	6.06	4.25	11.44
NIM FTE[3] (%)	2.29	2.22	2.18	2.27	2.70	2.24	3.11
Core:
EPS	$0.25	$0.25	$0.26	$0.06	$0.57	$0.83	$2.49
ROAA (%)	0.35	0.36	0.37	0.09	0.82	0.29	0.92
ROAE (%)	4.51	4.49	4.70	1.11	10.29	3.69	11.42
Core NIM FTE (%)	2.31	2.13	2.17	2.25	2.63	2.21	3.07
Credit Quality:
NPAs/Loans & OREO (%)	0.67	0.56	0.58	0.61	0.77	0.67	0.77
ACLs/Loans (%)	0.58	0.57	0.57	0.56	0.58	0.58	0.58
ACLs/NPLs (%)	159.55	225.38	207.08	182.89	124.89	159.55	124.89
NCOs/Avg Loans (%)	-	-	0.09	0.54	0.05	0.16	0.02
Balance Sheet:
Avg Loans ($B)	$6.9	$6.8	$6.8	$6.9	$6.9	$6.8	$6.7
Avg Dep ($B)	$6.9	$6.8	$6.9	$6.8	$6.7	$6.9	$6.5
Book Value/Share	$23.21	$23.06	$23.14	$22.80	$22.97	$23.21	$22.97
Tangible BV/Share	$22.54	$22.39	$22.47	$22.14	$22.31	$22.54	$22.31
TCE/TA (%)	7.64	7.56	7.70	7.72	7.82	7.64	7.82

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.
1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	1

4Q23 Highlights
•
Net interest margin FTE decreased 41 bps YoY, but increased 7 bps QoQ to 2.29%; Core net interest margin FTE decreased 32 bps YoY but improved 18 bps QoQ to 2.31%; Both GAAP and Core NIM benefited from prepayment penalty income, net reversals and recovered interest from nonaccrual loans, and customer swap termination fees, which totaled $3.4 million or 17 bps in 4Q23

•
Average total deposits increased 3.1% YoY and 0.9% QoQ to $6.9 billion; Average noninterest bearing deposits increased $21.6 million QoQ, totaling 12.7% of average total deposits compared to 14.7% in 4Q22 and 12.5% in 3Q23. Average CDs were $2.3 billion, up 73.3% YoY and 2.2% QoQ

•
Period end net loans decreased 0.4% YoY, but increased 0.1% QoQ; Loan closings were $244.3 million up 8.5% YoY and 1.2% QoQ; The yields on closings increased 159 bps YoY and 21 bps QoQ to 7.69%; Back-to-back swap loan originations were $121.6 million compared to $120.5 million in 3Q23 and generated $1.5 million and $1.6 million of noninterest income, respectively; Loan pipeline decreased 35.3% YoY and 55.1% QoQ to $163.1 million; Approximately 29% of the loan pipeline consists of back-to-back swap loans

•	NPAs decreased to $46.2 million from $53.4 million a year ago but increased from $38.4 million in the prior quarter
•
As separately disclosed, we have not recognized and have restated for employee retention credits formerly recognized during periods of 2023, and have fully reserved for approximately $7.0 million ($0.17/share, after tax) of refunds

•	4Q23 noninterest expense was impacted by increasing DDA balances and strong loan production
•
Provision for credit losses was $1.0 million in 4Q23 compared to negligible amount in 4Q22 and $0.6 million in 3Q23; Net charge-offs (recoveries) were $60,000 in 4Q23 compared to $0.8 million in 4Q22 and $(42,000) in 3Q23

•
Tangible Common Equity to Tangible Assets increased to 7.64% at 4Q23 compared to 7.56% at 3Q23; Repurchased 38,815 shares at an average price of $15.08 or a 33% discount to December 31, 2023, tangible book value of $22.54

Areas of Focus
Increase NIM and Reduce Volatility	•	GAAP and Core NIM improved 7 bps and 18 bps QoQ, respectively, in 4Q23
	•	NIM improved 5 bps QoQ to 2.14%, absent episodic items[1]
	•	Largely achieved the goal of becoming interest rate neutral to a 100 bps change in rates
	•	Approximately 25% of the loan portfolio consists of floating rate loans (including interest rate hedges)
	•	Average noninterest bearing increased 2.5% QoQ and accounted for 12.7% of average total deposits
Maintain Credit Discipline	•	Approximately 89% of the loan portfolio is collateralized by real estate with an average loan to value of less than 36%
	•	Weighted average debt service coverage ratio is approximately 1.8x for multifamily and investor commercial real estate loans
	•	NPAs are a low 54 bps of assets and criticized and classified loans are 1.11% of loans
	•	Manhattan office buildings exposure is minimal at 0.6% of net loans
Preserve Strong Liquidity and Capital	•	Maintaining ample liquidity with $4.1 billion of undrawn lines and resources
	•	Uninsured and uncollateralized deposits were 17% of total deposits, while uninsured deposits were 30% of total deposits
	•	Total average deposits increased 3.1% YoY and 0.9% QoQ
	•	Checking account openings declined 6.6% YoY in 4Q23, but were up 5.7% in 2023
	•	Tangible Common Equity to Tangible Assets improved to 7.64% QoQ
	•	Leverage ratio remains stable at 8.47%
Bend the Expense Curve	•	GAAP noninterest expense to average assets was 1.90% in 4Q23 compared to 1.58% in 4Q22 and 1.71% in 3Q23
	•	4Q23 noninterest expense was impacted by increasing DDA balances and strong loan production
	•	1Q24 seasonal expenses are expected to be less than half of the $4.1 million recorded in 1Q23

[1]
Episodic items include prepayment penalty income, customer swap termination fees, net reversals and recovered interest from nonaccrual loans, net gain/loss from fair value on qualifying hedges, and purchase accounting adjustments

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	2

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	4Q23	3Q23	2Q23	1Q23	4Q22	Change	Change

Net Interest Income	$46,085	$44,427	$43,378	$45,262	$54,201	(15.0)%	3.7%
Provision (Benefit) for Credit Losses	998	596	1,416	7,508	(12)	(8,416.7)	67.4
Noninterest Income (Loss)	7,402	3,309	5,020	6,857	(7,652)	(196.7)	123.7
Noninterest Expense	40,735	36,388	35,110	39,156	33,742	20.7	11.9
Income Before Income Taxes	11,754	10,752	11,872	5,455	12,819	(8.3)	9.3
Provision for Income Taxes	3,655	2,917	3,186	1,411	2,570	42.2	25.3
Net Income	$8,099	$7,835	$8,686	$4,044	$10,249	(21.0)	3.4
Diluted EPS	$0.27	$0.26	$0.29	$0.13	$0.34	(20.6)	3.8
Avg. Diluted Shares (000s)	29,650	29,703	30,090	30,265	30,420	(2.5)	(0.2)

Core Net Income[1]	$7,546	$7,571	$7,912	$1,889	$17,399	(56.6)	(0.3)
Core EPS[1]	$0.25	$0.25	$0.26	$0.06	$0.57	(56.1)	-
1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income decreased YoY but increased QoQ.

•	Net Interest Margin FTE of 2.29% decreased 41 bps YoY, but increased 7 bps QoQ

•
Prepayment penalty income, customer swap termination fees, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $3.0 million (15 bps to the NIM) compared to $2.6 million (13 bps to the NIM) in 3Q23, $0.5 million (3 bps) in 2Q23, $1.1 million (6 bps) in 1Q23, and $2.4 million (12 bps) in 4Q22

•	Excluding the items in the previous bullet, net interest margin was 2.14% in 4Q23, 2.09% in 3Q23, 2.15% in 2Q23, 2.21% in 1Q23, and 2.58% in 4Q22

The provision for credit losses increased YoY and QoQ.

•
Net charge-offs (recoveries) were $60,000 in 4Q23 (less than 1 bp of average loans) compared to $(42,000) in 3Q23 (less than (1) bp of average loans), $1.6 million in 2Q23 (9 bps of average loans), $9.2 million in 1Q23 (54 bps of average loans), and $0.8 million in 4Q22 (5 bps of average loans)

•	1Q23 net charge-offs were primarily related to a commercial business relationship that was placed on nonaccrual in 2Q22

Noninterest income (loss) increased YoY and QoQ.

•
Back-to-back swap loan closings of $121.6 million in 4Q23 (compared to $120.5 million in 3Q23 and $11.5 million in 2Q23) contributed to the YoY growth in core noninterest income; the Company earns fee income on back-to-back swap loan closings

•
Net gains (losses) from fair value adjustments were $0.9 million in 4Q23 ($0.02 per share, net of tax), $(1.2) million in 3Q23 ($(0.03) per share, net of tax), $0.3 million in 2Q23 ($0.01 per share, net of tax), $2.6 million in 1Q23 ($0.06 per share, net of tax), and $(0.6) million in 4Q22 ($(0.02) per share, net of tax)

•	Life insurance proceeds were $0.7 million in 4Q23 ($0.02 per share), $23,000 in 3Q23 (less than $0.01 per share), $0.6 million ($0.02 per share) in 2Q23, and $0.3 million ($0.01 per share) in 4Q22

•
Loss on the sale of securities was $10.9 million ($0.27 per share, net of tax) in 4Q22 as the Company sold $84.2 million of mortgage-based securities with an approximate yield of 1.17%; proceeds were primarily reinvested in 1Q23 into floating rate securities that had a yield at that time approximating 6.40%

•	Absent the items in the previous three bullets and other immaterial adjustments, core noninterest income was $5.8 million in 4Q23, up 64.4% YoY and 28.0% QoQ

•	4Q23 other fee income includes net realized gains on the sale of assets and other dividends from nonqualified plans that are expected to normalize in future periods

Noninterest expense increased YoY and QoQ.

•	4Q23 noninterest expense was impacted by increasing DDA balances and strong loan production

•	Seasonal compensation expense was $4.1 million in 1Q23; seasonal expenses are expected to be less than half in 1Q24

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	3

•	Excluding the effects of immaterial adjustments, core operating expenses were $40.1 million in 4Q23, up 19.3% YoY, and 10.5% QoQ

•	GAAP noninterest expense to average assets was 1.90% in 4Q23, 1.71% in 3Q23, 1.66% in 2Q23, 1.85% in 1Q23, and 1.58% in 4Q22

Provision for income taxes increased YoY and QoQ.

•	The effective tax rate was 31.1% in 4Q23, 27.1% in 3Q23, 26.8% in 2Q23, 25.9% in 1Q23, and 20.0% in 4Q22

•
The 4Q23 effective tax rate increased as a result of preferential tax items having a smaller impact due to higher pre-tax income than estimated in 3Q23 and 2Q23; the 4Q22 effective tax rate had preferential tax items that had a larger impact as a result of lower levels of pre-tax income

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	4Q23	3Q23	2Q23	1Q23	4Q22	Change		Change
Averages ($MM)
Loans	$6,868	$6,813	$6,830	$6,871	$6,881	(0.2)%		0.8%
Total Deposits	6,884	6,819	6,900	6,810	6,678	3.1		1.0

Credit Quality ($000s)
Nonperforming Loans	$25,172	$17,405	$18,637	$21,176	$32,382	(22.3)%		44.6%
Nonperforming Assets	46,153	38,386	39,618	42,157	53,363	(13.5)		20.2
Criticized and Classified Loans	76,719	74,169	48,675	58,130	68,093	12.7		3.4
Criticized and Classified Assets	97,700	95,150	69,656	79,111	89,073	9.7		2.7
Allowance for Credit Losses/Loans (%)	0.58	0.57	0.57	0.56	0.58	-	bps	1	bp

Capital
Book Value/Share	$23.21	$23.06	$23.14	$22.80	$22.97	1.0%		0.7%
Tangible Book Value/Share	22.54	22.39	22.47	22.14	22.31	1.0		0.7
Tang. Common Equity/Tang. Assets (%)	7.64	7.56	7.70	7.72	7.82	(18)	bps	8	bps
Leverage Ratio (%)	8.47	8.51	8.54	8.56	8.61	(14)		(4)

Average loans decreased YoY but increased QoQ.

•	Period end net loans totaled $6.9 billion, down 0.4% YoY, but up 0.1% QoQ

•
Total loan closings were $244.3 million in 4Q23, $241.5 million in 3Q23, $158.8 million in 2Q23, $173.5 million in 1Q23, and $225.2 million in 4Q22; the loan pipeline was $163.1 million at December 31, 2023, down 35.3% YoY and 55.1% QoQ

•	The diversified loan portfolio is approximately 89% collateralized by real estate with an average loan-to-value ratio of less than 36%

•	Manhattan office buildings exposure is minimal at 0.6% of net loans

Average total deposits increased YoY and QoQ.

•	Average noninterest bearing deposits decreased 10.9% YoY, but increased 2.5% QoQ in 4Q23 and comprised 12.7% of average total deposits in 4Q23 compared to 14.7% a year ago

•	Average CDs totaled $2.3 billion, up 73.3% YoY and 2.2% QoQ; approximately $408.6 million of non-swapped CDs are due to mature at a rate of 3.20% in 1Q24

Credit Quality: Nonperforming loans declined YoY but increased QoQ.

•	Criticized and classified loans were 111 bps of gross loans at 4Q23 compared to 108 bps at 3Q23, 71 bps at 2Q23, 84 bps at 1Q23, and 98 bps at 4Q22

•	Allowance for credit losses were 159.5% of nonperforming loans at 4Q23 compared to 124.9% at 4Q22 and 225.4% at 3Q23

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, both increased 1.0% YoY and 0.7% QoQ to $23.21 and $22.54, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	4

•
The Company paid a dividend of $0.22 per share in 4Q23; repurchased 38,815 shares in 4Q23 at an average price of $15.08, representing a 33% discount to tangible book value; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit

•	Tangible common equity to tangible assets was 7.64% at December 31, 2023, compared to 7.82% at December 31, 2022, and 7.56% at September 30, 2023

Conference Call Information and First Quarter Earnings Release Date

Conference Call Information:

•
John R. Buran, President and Chief Executive Officer, Tom Buonaiuto, Senior Executive Vice President, Chief of Staff, and Deposit Channel Executive, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Friday, January 26, 2024, at 11:00 AM (ET) to discuss the Company’s fourth quarter and full year results and strategy.

•	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657

•	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=VQZ8mq4o

•	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658

•	Replay Access Code: 6289639

•	The conference call will be simultaneously webcast and archived

First Quarter 2024 Earnings Release Date:

The Company plans to release First Quarter 2024 financial results after the market close on April 23, 2024; followed by a conference call at 9:30 AM (ET) on April 24, 2024.

A detailed announcement will be issued prior to the first quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	5

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the three months ended										At or for the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands, except per share data)	2023		2023		2023		2023		2022		2023		2022
Performance Ratios (1)
Return on average assets	0.38%		0.37%		0.41%		0.19%		0.48%		0.34%		0.93%
Return on average equity	4.84		4.64		5.16		2.37		6.06		4.25		11.44
Yield on average interest-earning assets (2)	5.39		5.19		4.84		4.61		4.44		5.01		4.05
Cost of average interest-bearing liabilities	3.68		3.52		3.15		2.80		2.11		3.29		1.13
Cost of funds	3.26		3.13		2.80		2.47		1.84		2.91		0.98
Net interest rate spread during period (2)	1.71		1.67		1.69		1.81		2.33		1.72		2.92
Net interest margin (2)	2.29		2.22		2.18		2.27		2.70		2.24		3.11
Noninterest expense to average assets	1.90		1.71		1.66		1.85		1.58		1.78		1.73
Efficiency ratio (3)	76.69		76.76		73.82		79.52		59.55		76.72		56.46
Average interest-earning assets to average interest-bearing liabilities	1.19	X	1.18	X	1.18	X	1.19	X	1.21	X	1.19	X	1.22	X

Average Balances
Total loans, net	$6,867,927		$6,813,019		$6,829,648		$6,871,192		$6,881,245		$6,845,349		$6,741,590
Total interest-earning assets	8,076,991		8,023,237		7,991,756		8,002,376		8,045,691		8,023,793		7,835,654
Total assets	8,569,002		8,505,346		8,462,442		8,468,317		8,518,019		8,501,564		8,307,137
Total deposits	6,884,037		6,819,397		6,899,617		6,810,485		6,678,383		6,853,494		6,451,746
Total interest-bearing liabilities	6,813,909		6,771,860		6,756,859		6,703,558		6,662,209		6,761,877		6,444,805
Stockholders' equity	669,819		675,041		672,835		683,058		676,165		675,151		672,742

Per Share Data
Book value per common share (4)	$23.21		$23.06		$23.14		$22.80		$22.97		$23.21		$22.97
Tangible book value per common share (5)	$22.54		$22.39		$22.47		$22.14		$22.31		$22.54		$22.31

Stockholders' Equity
Stockholders' equity	$669,837		$666,521		$670,247		$672,345		$677,157		$669,837		$677,157
Tangible stockholders' equity	650,664		647,234		650,842		652,818		657,504		650,664		657,504

Consolidated Regulatory Capital Ratios
Tier 1 capital	$737,732		$736,744		$734,754		$736,024		$746,880		$737,732		$746,880
Common equity Tier 1 capital	691,754		690,294		688,820		689,732		698,258		691,754		698,258
Total risk-based capital	967,627		965,532		962,784		964,270		975,709		967,627		975,709
Risk Weighted Assets	6,750,301		6,804,478		6,650,222		6,660,145		6,640,542		6,750,301		6,640,542

Tier 1 leverage capital (well capitalized = 5%)	8.47%		8.51%		8.54%		8.56%		8.61%		8.47%		8.61%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.25		10.14		10.36		10.36		10.52		10.25		10.52
Tier 1 risk-based capital (well capitalized = 8.0%)	10.93		10.83		11.05		11.05		11.25		10.93		11.25
Total risk-based capital (well capitalized = 10.0%)	14.33		14.19		14.48		14.48		14.69		14.33		14.69

Capital Ratios
Average equity to average assets	7.82%		7.94%		7.95%		8.07%		7.94%		7.94%		8.10%
Equity to total assets	7.85		7.77		7.91		7.93		8.04		7.85		8.04
Tangible common equity to tangible assets (6)	7.64		7.56		7.70		7.72		7.82		7.64		7.82

Asset Quality
Nonaccrual loans (7)	$23,709		$17,405		$18,637		$21,176		$29,782		$23,709		$29,782
Nonperforming loans	25,172		17,405		18,637		21,176		32,382		25,172		32,382
Nonperforming assets	46,153		38,386		39,618		42,157		53,363		46,153		53,363
Net charge-offs (recoveries)	60		(42)		1,560		9,234		811		10,812		1,535

Asset Quality Ratios
Nonperforming loans to gross loans	0.36%		0.25%		0.27%		0.31%		0.47%		0.36%		0.47%
Nonperforming assets to total assets	0.54		0.45		0.47		0.50		0.63		0.54		0.63
Allowance for credit losses to gross loans	0.58		0.57		0.57		0.56		0.58		0.58		0.58
Allowance for credit losses to nonperforming assets	87.02		102.19		97.41		91.87		75.79		87.02		75.79
Allowance for credit losses to nonperforming loans	159.55		225.38		207.08		182.89		124.89		159.55		124.89
Net charge-offs (recoveries) to average loans	—		—		0.09		0.54		0.05		0.16		0.02

Full-service customer facilities	27		27		26		26		25		27		25

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	6

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)
Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)
Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.
(7)	Excludes performing nonaccrual TDR loans in periods prior to 1Q23.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	7

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
 (Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands, except per share data)	2023	2023	2023	2023	2022	2023	2022
Interest and Dividend Income
Interest and fees on loans	$95,616	$91,466	$85,377	$82,889	$81,033	$355,348	$293,287
Interest and dividends on securities:
Interest	10,803	10,383	9,172	7,240	6,511	37,598	20,861
Dividends	34	33	30	29	24	126	60
Other interest income	2,310	2,154	1,982	1,959	1,702	8,405	2,418
Total interest and dividend income	108,763	104,036	96,561	92,117	89,270	401,477	316,626

Interest Expense
Deposits	53,284	50,066	46,249	39,056	27,226	188,655	47,285
Other interest expense	9,394	9,543	6,934	7,799	7,843	33,670	25,725
Total interest expense	62,678	59,609	53,183	46,855	35,069	222,325	73,010

Net Interest Income	46,085	44,427	43,378	45,262	54,201	179,152	243,616
Provision (benefit) for credit losses	998	596	1,416	7,508	(12)	10,518	5,081
Net Interest Income After Provision (Benefit) for Credit Losses	45,087	43,831	41,962	37,754	54,213	168,634	238,535

Noninterest Income (Loss)
Banking services fee income	2,824	2,636	1,780	1,411	1,231	8,651	5,122
Net loss on sale of securities	—	—	—	—	(10,948)	—	(10,948)
Net gain on sale of loans	—	—	54	54	46	108	119
Net gain on disposition of assets	—	—	—	—	104	—	104
Net gain (loss) from fair value adjustments	906	(1,246)	294	2,619	(622)	2,573	5,728
Federal Home Loan Bank of New York stock dividends	658	624	534	697	658	2,513	2,000
Life insurance proceeds	697	23	561	—	286	1,281	1,822
Bank owned life insurance	1,173	1,157	1,134	1,109	1,126	4,573	4,487
Other income	1,144	115	663	967	467	2,889	1,575
Total noninterest income (loss)	7,402	3,309	5,020	6,857	(7,652)	22,588	10,009

Noninterest Expense
Salaries and employee benefits	23,359	20,346	19,690	22,562	18,178	85,957	84,374
Occupancy and equipment	3,698	3,371	3,534	3,793	3,701	14,396	14,606
Professional services	2,523	2,494	2,291	2,261	2,130	9,569	9,207
FDIC deposit insurance	1,162	912	943	977	485	3,994	2,258
Data processing	1,646	1,422	1,473	1,435	1,421	5,976	5,595
Depreciation and amortization	1,491	1,482	1,482	1,510	1,535	5,965	5,930
Other real estate owned/foreclosure expense	105	185	150	165	35	605	294
Other operating expenses	6,751	6,176	5,547	6,453	6,257	24,927	21,428
Total noninterest expense	40,735	36,388	35,110	39,156	33,742	151,389	143,692

Income Before Provision for Income Taxes	11,754	10,752	11,872	5,455	12,819	39,833	104,852

Provision for Income Taxes	3,655	2,917	3,186	1,411	2,570	11,169	27,907

Net Income	$8,099	$7,835	$8,686	$4,044	$10,249	$28,664	$76,945

Basic earnings per common share	$0.27	$0.26	$0.29	$0.13	$0.34	$0.96	$2.50
Diluted earnings per common share	$0.27	$0.26	$0.29	$0.13	$0.34	$0.96	$2.50
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.88	$0.88

Basic average shares	29,650	29,703	30,090	30,265	30,420	29,925	30,823
Diluted average shares	29,650	29,703	30,090	30,265	30,420	29,925	30,823

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	8

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
 (Unaudited)
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2023	2023	2023	2023	2022
ASSETS
Cash and due from banks	$172,157	$200,926	$160,053	$176,747	$151,754
Securities held-to-maturity:
Mortgage-backed securities	7,855	7,860	7,865	7,870	7,875
Other securities, net	65,068	65,271	65,469	65,653	65,836
Securities available for sale:
Mortgage-backed securities	354,344	337,879	365,911	380,110	384,283
Other securities	520,409	505,784	503,645	431,818	351,074
Loans	6,906,950	6,896,074	6,832,425	6,904,176	6,934,769
Allowance for credit losses	(40,161)	(39,228)	(38,593)	(38,729)	(40,442)
Net loans	6,866,789	6,856,846	6,793,832	6,865,447	6,894,327
Interest and dividends receivable	59,018	55,660	52,911	46,836	45,048
Bank premises and equipment, net	21,273	21,302	22,182	21,567	21,750
Federal Home Loan Bank of New York stock	31,066	43,821	36,168	38,779	45,842
Bank owned life insurance	213,518	214,321	213,164	214,240	213,131
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	1,537	1,651	1,769	1,891	2,017
Right of use asset	39,557	41,404	41,526	42,268	43,289
Other assets	167,009	209,014	192,721	168,872	179,084
Total assets	$8,537,236	$8,579,375	$8,474,852	$8,479,734	$8,422,946

LIABILITIES
Total deposits	$6,815,261	$6,681,509	$6,723,690	$6,734,090	$6,485,342
Borrowed funds	841,281	1,001,010	857,400	887,509	1,052,973
Operating lease liability	40,822	43,067	44,402	45,353	46,125
Other liabilities	170,035	187,268	179,113	140,437	161,349
Total liabilities	7,867,399	7,912,854	7,804,605	7,807,389	7,745,789

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	264,534	264,486	263,744	262,876	264,332
Treasury stock	(106,070)	(105,433)	(104,574)	(97,760)	(98,535)
Retained earnings	549,683	548,058	546,755	544,672	547,507
Accumulated other comprehensive loss, net of taxes	(38,651)	(40,931)	(36,019)	(37,784)	(36,488)
Total stockholders' equity	669,837	666,521	670,247	672,345	677,157

Total liabilities and stockholders' equity	$8,537,236	$8,579,375	$8,474,852	$8,479,734	$8,422,946

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	28,866	28,905	28,961	29,488	29,476
Treasury shares	5,222	5,183	5,127	4,600	4,612

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	9

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
AVERAGE BALANCE SHEETS
 (Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2023	2023	2023	2023	2022	2023	2022
Interest-earning Assets:
Mortgage loans, net	$5,356,112	$5,314,215	$5,308,567	$5,333,274	$5,338,612	$5,328,067	$5,253,104
Commercial Business loans, net	1,511,815	1,498,804	1,521,081	1,537,918	1,542,633	1,517,282	1,488,486
Total loans, net	6,867,927	6,813,019	6,829,648	6,871,192	6,881,245	6,845,349	6,741,590
Taxable securities:
Mortgage-backed securities	426,612	436,181	448,620	457,911	549,204	442,228	573,314
Other securities, net	527,316	528,091	471,600	411,723	371,897	485,118	324,112
Total taxable securities	953,928	964,272	920,220	869,634	921,101	927,346	897,426
Tax-exempt securities:
Other securities	66,242	66,438	66,632	66,828	67,022	66,533	64,822
Total tax-exempt securities	66,242	66,438	66,632	66,828	67,022	66,533	64,822
Interest-earning deposits and federal funds sold	188,894	179,508	175,256	194,722	176,323	184,565	131,816
Total interest-earning assets	8,076,991	8,023,237	7,991,756	8,002,376	8,045,691	8,023,793	7,835,654
Other assets	492,011	482,109	470,686	465,941	472,328	477,771	471,483
Total assets	$8,569,002	$8,505,346	$8,462,442	$8,468,317	$8,518,019	$8,501,564	$8,307,137

Interest-bearing Liabilities:
Deposits:
Savings accounts	$110,316	$115,437	$124,041	$134,945	$146,598	$121,102	$153,605
NOW accounts	1,848,285	1,907,781	2,026,950	1,970,555	1,972,134	1,937,974	1,976,238
Money market accounts	1,625,453	1,584,308	1,754,574	2,058,523	2,146,649	1,754,059	2,191,768
Certificate of deposit accounts	2,340,115	2,290,669	2,046,960	1,679,517	1,350,683	2,091,677	1,031,024
Total due to depositors	5,924,169	5,898,195	5,952,525	5,843,540	5,616,064	5,904,812	5,352,635
Mortgagors' escrow accounts	86,592	69,525	97,410	70,483	82,483	81,015	80,021
Total interest-bearing deposits	6,010,761	5,967,720	6,049,935	5,914,023	5,698,547	5,985,827	5,432,656
Borrowings	803,148	804,140	706,924	789,535	963,662	776,050	1,012,149
Total interest-bearing liabilities	6,813,909	6,771,860	6,756,859	6,703,558	6,662,209	6,761,877	6,444,805
Noninterest-bearing demand deposits	873,276	851,677	849,682	896,462	979,836	867,667	1,019,090
Other liabilities	211,998	206,768	183,066	185,239	199,809	196,869	170,500
Total liabilities	7,899,183	7,830,305	7,789,607	7,785,259	7,841,854	7,826,413	7,634,395
Equity	669,819	675,041	672,835	683,058	676,165	675,151	672,742
Total liabilities and equity	$8,569,002	$8,505,346	$8,462,442	$8,468,317	$8,518,019	$8,501,564	$8,307,137

Net interest-earning assets	$1,263,082	$1,251,377	$1,234,897	$1,298,818	$1,383,482	$1,261,916	$1,390,849

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	10

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
NET INTEREST INCOME AND NET INTEREST MARGIN
(Unaudited)
	For the three months ended										For the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands)	2023		2023		2023		2023		2022		2023		2022
Interest Income:
Mortgage loans, net	$72,505		$68,931		$63,688		$62,054		$60,946		$267,178		$228,065
Commercial Business loans, net	23,111		22,535		21,689		20,835		20,087		88,170		65,222
Total loans, net	95,616		91,466		85,377		82,889		81,033		355,348		293,287
Taxable securities:
Mortgage-backed securities	3,217		3,031		2,976		2,281		2,425		11,505		9,414
Other securities	7,239		7,003		5,847		4,611		3,723		24,700		9,771
Total taxable securities	10,456		10,034		8,823		6,892		6,148		36,205		19,185
Tax-exempt securities:
Other securities	482		484		480		477		489		1,923		2,197
Total tax-exempt securities	482		484		480		477		489		1,923		2,197
Interest-earning deposits and federal funds sold	2,310		2,154		1,982		1,959		1,702		8,405		2,418
Total interest-earning assets	108,864		104,138		96,662		92,217		89,372		401,881		317,087
Interest Expense:
Deposits:
Savings accounts	$124		$130		$140		$126		$59		$520		$211
NOW accounts	17,411		16,843		16,152		13,785		9,515		64,191		15,353
Money market accounts	15,785		14,386		14,625		14,102		10,532		58,898		19,039
Certificate of deposit accounts	19,917		18,639		15,281		11,007		7,037		64,844		12,547
Total due to depositors	53,237		49,998		46,198		39,020		27,143		188,453		47,150
Mortgagors' escrow accounts	47		68		51		36		83		202		135
Total interest-bearing deposits	53,284		50,066		46,249		39,056		27,226		188,655		47,285
Borrowings	9,394		9,543		6,934		7,799		7,843		33,670		25,725
Total interest-bearing liabilities	62,678		59,609		53,183		46,855		35,069		222,325		73,010
Net interest income- tax equivalent	$46,186		$44,529		$43,479		$45,362		$54,303		$179,556		$244,077
Included in net interest income above:
Prepayment penalty income, net reversals and recovered interest from nonaccrual loans, and customer swap terminations fees	$3,416		$857		$315		$680		$1,080		$5,268		$6,445
Net gains/(losses) from fair value adjustments on qualifying hedges included in net interest income	(872)		1,348		(205)		100		936		371		775
Purchase accounting adjustments	461		347		340		306		342		1,454		2,542
Interest-earning Assets Yields:
Mortgage loans, net	5.41%		5.19%		4.80%		4.65%		4.57%		5.01%		4.34%
Commercial Business loans, net	6.11		6.01		5.70		5.42		5.21		5.81		4.38
Total loans, net	5.57		5.37		5.00		4.83		4.71		5.19		4.35
Taxable securities:
Mortgage-backed securities	3.02		2.78		2.65		1.99		1.77		2.60		1.64
Other securities	5.49		5.30		4.96		4.48		4.00		5.09		3.01
Total taxable securities	4.38		4.16		3.84		3.17		2.67		3.90		2.14
Tax-exempt securities: (1)
Other securities	2.91		2.91		2.88		2.86		2.92		2.89		3.39
Total tax-exempt securities	2.91		2.91		2.88		2.86		2.92		2.89		3.39
Interest-earning deposits and federal funds sold	4.89		4.80		4.52		4.02		3.86		4.55		1.83
Total interest-earning assets (1)	5.39%		5.19%		4.84%		4.61%		4.44%		5.01%		4.05%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.45%		0.45%		0.45%		0.37%		0.16%		0.43%		0.14%
NOW accounts	3.77		3.53		3.19		2.80		1.93		3.31		0.78
Money market accounts	3.88		3.63		3.33		2.74		1.96		3.36		0.87
Certificate of deposit accounts	3.40		3.25		2.99		2.62		2.08		3.10		1.22
Total due to depositors	3.59		3.39		3.10		2.67		1.93		3.19		0.88
Mortgagors' escrow accounts	0.22		0.39		0.21		0.20		0.40		0.25		0.17
Total interest-bearing deposits	3.55		3.36		3.06		2.64		1.91		3.15		0.87
Borrowings	4.68		4.75		3.92		3.95		3.26		4.34		2.54
Total interest-bearing liabilities	3.68%		3.52%		3.15%		2.80%		2.11%		3.29%		1.13%

Net interest rate spread (tax equivalent) (1)	1.71%		1.67%		1.69%		1.81%		2.33%		1.72%		2.92%
Net interest margin (tax equivalent) (1)	2.29%		2.22%		2.18%		2.27%		2.70%		2.24%		3.11%
Ratio of interest-earning assets to interest-bearing liabilities	1.19	X	1.18	X	1.18	X	1.19	X	1.21	X	1.19	X	1.22	X

(1)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	11

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
DEPOSIT and LOAN COMPOSITION
(Unaudited)

Deposit Composition

						4Q23 vs.	4Q23 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	3Q23	4Q22
(Dollars in thousands)	2023	2023	2023	2023	2022	% Change	% Change
Noninterest bearing	$847,416	$874,420	$827,820	$872,254	$921,238	(3.1)%	(8.0)%
Interest bearing:
Certificate of deposit accounts	2,311,290	2,321,369	2,232,696	1,880,260	1,526,338	(0.4)	51.4
Savings accounts	108,605	112,730	118,886	128,245	143,641	(3.7)	(24.4)
Money market accounts	1,726,404	1,551,176	1,594,637	1,855,781	2,099,776	11.3	(17.8)
NOW accounts	1,771,164	1,749,802	1,891,834	1,918,977	1,746,190	1.2	1.4
Total interest-bearing deposits	5,917,463	5,735,077	5,838,053	5,783,263	5,515,945	3.2	7.3
Total due to depositors	6,764,879	6,609,497	6,665,873	6,655,517	6,437,183	2.4	5.1
Mortgagors' escrow deposits	50,382	72,012	57,817	78,573	48,159	(30.0)	4.6
Total deposits	$6,815,261	$6,681,509	$6,723,690	$6,734,090	$6,485,342	2.0%	5.1%

Loan Composition

						4Q23 vs.	4Q23 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	3Q23	4Q22
(Dollars in thousands)	2023	2023	2023	2023	2022	% Change	% Change
Multifamily residential	$2,658,205	$2,614,219	$2,593,955	$2,601,174	$2,601,384	1.7%	2.2%
Commercial real estate	1,958,252	1,953,243	1,917,749	1,904,293	1,913,040	0.3	2.4
One-to-four family ― mixed use property	530,243	537,744	542,368	549,207	554,314	(1.4)	(4.3)
One-to-four family ― residential	220,213	222,874	230,055	238,417	241,246	(1.2)	(8.7)
Construction	58,673	59,903	57,325	60,486	70,951	(2.1)	(17.3)
Mortgage loans	5,425,586	5,387,983	5,341,452	5,353,577	5,380,935	0.7	0.8

Small Business Administration	20,205	21,896	22,404	22,860	23,275	(7.7)	(13.2)
Commercial business and other	1,452,518	1,487,775	1,466,358	1,518,756	1,521,548	(2.4)	(4.5)
Commercial Business loans	1,472,723	1,509,671	1,488,762	1,541,616	1,544,823	(2.4)	(4.7)

Gross loans	6,898,309	6,897,654	6,830,214	6,895,193	6,925,758	—	(0.4)
Net unamortized (premiums) and unearned loan (cost) fees (1)	8,641	(1,580)	2,211	8,983	9,011	(646.9)	(4.1)
Allowance for credit losses	(40,161)	(39,228)	(38,593)	(38,729)	(40,442)	2.4	(0.7)
Net loans	$6,866,789	$6,856,846	$6,793,832	$6,865,447	$6,894,327	0.1%	(0.4)%

(1)
Includes $3.9 million, $4.4 million, $4.8 million, $5.1 million, and $5.4 million, of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	12

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
LOAN CLOSINGS and RATES
(Unaudited)

Loan Closings

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2023	2023	2023	2023	2022	2023	2022
Multifamily residential	$82,995	$75,655	$31,901	$42,164	$65,347	$232,715	$474,409
Commercial real estate	60,092	70,197	38,523	15,570	20,750	184,382	308,455
One-to-four family – mixed use property	3,319	6,028	5,812	4,938	4,489	20,097	37,598
One-to-four family – residential	1,454	1,070	63	4,296	7,485	6,883	25,059
Construction	8,007	6,971	8,811	10,592	7,301	34,381	31,592
Mortgage loans	155,867	159,921	85,110	77,560	105,372	478,458	877,113

Small Business Administration	1,162	—	820	318	665	2,300	3,461
Commercial business and other	87,255	81,549	72,850	95,668	119,191	337,322	641,420
Commercial Business loans	88,417	81,549	73,670	95,986	119,856	339,622	644,881

Total Closings	$244,284	$241,470	$158,780	$173,546	$225,228	$818,080	$1,521,994

Weighted Average Rate on Loan Closings

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Loan type	2023	2023	2023	2023	2022
Mortgage loans	7.55%	7.22%	6.62%	6.30%	5.59%
Commercial Business loans	7.93	8.00	7.76	7.58	6.57
Total loans	7.69%	7.48%	7.14%	7.01%	6.10%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	13

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
ASSET QUALITY
(Unaudited)
Allowance for Credit Losses

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2023	2023	2022	2023	2022
Allowance for credit losses - loans
Beginning balances	$39,228	$38,593	$38,729	$40,442	$41,268	$40,442	$37,135

Net loan charge-off (recoveries):
Multifamily residential	(1)	—	—	(1)	132	(2)	131
Commercial real estate	—	—	8	—	—	8	—
One-to-four family – mixed-use property	(1)	—	—	—	—	(1)	—
One-to-four family – residential	9	(6)	4	(36)	17	(29)	15
Small Business Administration	(29)	(48)	(158)	(6)	(9)	(241)	1,007
Taxi medallion	—	—	—	—	—	—	(447)
Commercial business and other	82	12	1,706	9,277	671	11,077	829
Total net loan charge-offs (recoveries)	60	(42)	1,560	9,234	811	10,812	1,535

Provision (benefit) for loan losses	993	593	1,424	7,521	(15)	10,531	4,842

Ending balance	$40,161	$39,228	$38,593	$38,729	$40,442	$40,161	$40,442

Gross charge-offs	$107	$21	$1,731	$9,298	$1,938	$11,157	$3,348
Gross recoveries	47	63	171	64	1,127	345	1,813

Allowance for credit losses - loans to gross loans	0.58%	0.57%	0.57%	0.56%	0.58%	0.58%	0.58%
Net loan charge-offs (recoveries) to average loans	—	—	0.09	0.54	0.05	0.16	0.02

Nonperforming Assets

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2023	2023	2023	2023	2022
Loans 90 Days or More Past Due and Still Accruing:
Multifamily residential	$1,463	$—	$—	$—	$—
Construction	—	—	—	—	2,600
Total Loans 90 Days or more past due and still accruing	1,463	—	—	—	2,600

Nonaccrual Loans:
Multifamily residential	3,206	3,206	3,206	3,628	3,206
Commercial real estate	—	—	—	—	237
One-to-four family - mixed-use property(1)	981	1,075	790	790	790
One-to-four family - residential	5,181	4,161	5,218	4,961	4,425
Small Business Administration	2,552	1,255	1,119	937	937
Commercial business and other(1)	11,789	7,708	8,304	10,860	20,187
Total Nonaccrual loans	23,709	17,405	18,637	21,176	29,782

Total Nonperforming Loans (NPLs)	25,172	17,405	18,637	21,176	32,382

Total Nonaccrual HTM Securities	20,981	20,981	20,981	20,981	20,981

Total Nonperforming Assets	$46,153	$38,386	$39,618	$42,157	$53,363

Nonperforming Assets to Total Assets	0.54%	0.45%	0.47%	0.50%	0.63%
Allowance for Credit Losses to NPLs	159.5%	225.4%	207.1%	182.9%	124.9%

(1)
Adopted ASU No. 2022-02 Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023; Not included in the above analysis are nonaccrual performing TDR one-to-four family – mixed use property loans totaling $0.2 million in 4Q22; nonaccrual performing TDR commercial business loans totaling less than $0.1 million in 4Q22.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	14

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	15

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS
 (Unaudited)

	For the three months ended					For the year ended
(Dollars in thousands,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
except per share data)	2023	2023	2023	2023	2022	2023	2022

GAAP income before income taxes	$11,754	$10,752	$11,872	$5,455	$12,819	$39,833	$104,852

Net (gain) loss from fair value adjustments (Noninterest income (loss))	(906)	1,246	(294)	(2,619)	622	(2,573)	(5,728)
Net loss on sale of securities (Noninterest income (loss))	—	—	—	—	10,948	—	10,948
Life insurance proceeds (Noninterest income (loss))	(697)	(23)	(561)	—	(286)	(1,281)	(1,822)
Net gain on disposition of assets (Noninterest income (loss))	—	—	—	—	(104)	—	(104)
Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income)	872	(1,348)	205	(100)	(936)	(371)	(775)
Net amortization of purchase accounting adjustments and intangibles (Various)	(355)	(237)	(227)	(188)	(219)	(1,007)	(2,030)
Miscellaneous expense (Professional services)	526	—	—	—	—	526	—

Core income before taxes	11,194	10,390	10,995	2,548	22,844	35,127	105,341

Provision for core income taxes	3,648	2,819	3,083	659	5,445	10,209	28,502

Core net income	$7,546	$7,571	$7,912	$1,889	$17,399	$24,918	$76,839

GAAP diluted earnings per common share	$0.27	$0.26	$0.29	$0.13	$0.34	$0.96	$2.50
Net (gain) loss from fair value adjustments, net of tax	(0.02)	0.03	(0.01)	(0.06)	0.02	(0.06)	(0.14)
Net loss on sale of securities, net of tax	—	—	—	—	0.27	—	0.26
Life insurance proceeds	(0.02)	—	(0.02)	—	(0.01)	(0.04)	(0.06)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	0.02	(0.03)	—	—	(0.02)	(0.01)	(0.02)
Net amortization of purchase accounting adjustments, net of tax	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.05)
Miscellaneous expense, net of tax	0.01	—	—	—	—	0.01	—

Core diluted earnings per common share(1)	$0.25	$0.25	$0.26	$0.06	$0.57	$0.83	$2.49

Core net income, as calculated above	$7,546	$7,571	$7,912	$1,889	$17,399	$24,918	$76,839
Average assets	8,569,002	8,505,346	8,462,442	8,468,317	8,518,019	8,501,564	8,307,137
Average equity	669,819	675,041	672,835	683,058	676,165	675,151	672,742
Core return on average assets(2)	0.35%	0.36%	0.37%	0.09%	0.82%	0.29%	0.92%
Core return on average equity(2)	4.51%	4.49%	4.70%	1.11%	10.29%	3.69%	11.42%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	16

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
RECONCILIATION OF GAAP REVENUE and PRE-PROVISION
PRE-TAX NET REVENUE
 (Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2023	2023	2022	2023	2022

GAAP Net interest income	$46,085	$44,427	$43,378	$45,262	$54,201	$179,152	$243,616
Net (gain) loss from fair value adjustments on qualifying hedges	872	(1,348)	205	(100)	(936)	(371)	(775)
Net amortization of purchase accounting adjustments	(461)	(347)	(340)	(306)	(342)	(1,454)	(2,542)
Core Net interest income	$46,496	$42,732	$43,243	$44,856	$52,923	$177,327	$240,299

GAAP Noninterest income (loss)	$7,402	$3,309	$5,020	$6,857	$(7,652)	$22,588	$10,009
Net (gain) loss from fair value adjustments	(906)	1,246	(294)	(2,619)	622	(2,573)	(5,728)
Net loss on sale of securities	—	—	—	—	10,948	—	10,948
Life insurance proceeds	(697)	(23)	(561)	—	(286)	(1,281)	(1,822)
Net gain on sale of assets	—	—	—	—	(104)	—	(104)
Core Noninterest income	$5,799	$4,532	$4,165	$4,238	$3,528	$18,734	$13,303

GAAP Noninterest expense	$40,735	$36,388	$35,110	$39,156	$33,742	$151,389	$143,692
Net amortization of purchase accounting adjustments	(106)	(110)	(113)	(118)	(123)	(447)	(512)
Miscellaneous expense	(526)	—	—	—	—	(526)	—
Core Noninterest expense	$40,103	$36,278	$34,997	$39,038	$33,619	$150,416	$143,180

Net interest income	$46,085	$44,427	$43,378	$45,262	$54,201	$179,152	$243,616
Noninterest income (loss)	7,402	3,309	5,020	6,857	(7,652)	22,588	10,009
Noninterest expense	(40,735)	(36,388)	(35,110)	(39,156)	(33,742)	(151,389)	(143,692)
Pre-provision pre-tax net revenue	$12,752	$11,348	$13,288	$12,963	$12,807	$50,351	$109,933

Core:
Net interest income	$46,496	$42,732	$43,243	$44,856	$52,923	$177,327	$240,299
Noninterest income	5,799	4,532	4,165	4,238	3,528	18,734	13,303
Noninterest expense	(40,103)	(36,278)	(34,997)	(39,038)	(33,619)	(150,416)	(143,180)
Pre-provision pre-tax net revenue	$12,192	$10,986	$12,411	$10,056	$22,832	$45,645	$110,422
Efficiency Ratio	76.7%	76.8%	73.8%	79.5%	59.6%	76.7%	56.5%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	17

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN
to CORE NET INTEREST INCOME
 (Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2023	2023	2022	2023	2022
GAAP net interest income	$46,085	$44,427	$43,378	$45,262	$54,201	$179,152	$243,616
Net (gain) loss from fair value adjustments on qualifying hedges	872	(1,348)	205	(100)	(936)	(371)	(775)
Net amortization of purchase accounting adjustments	(461)	(347)	(340)	(306)	(342)	(1,454)	(2,542)
Tax equivalent adjustment	101	102	101	100	102	404	461
Core net interest income FTE	$46,597	$42,834	$43,344	$44,956	$53,025	$177,731	$240,760

Total average interest-earning assets (1)	$8,080,550	$8,027,201	$7,996,067	$8,006,970	$8,050,601	$8,027,898	$7,841,407
Core net interest margin FTE	2.31%	2.13%	2.17%	2.25%	2.63%	2.21%	3.07%

GAAP interest income on total loans, net	$95,616	$91,466	$85,377	$82,889	$81,033	$355,348	$293,287
Net (gain) loss from fair value adjustments on qualifying hedges - loans	978	(1,379)	157	(101)	(936)	(345)	(775)
Net amortization of purchase accounting adjustments	(484)	(358)	(345)	(316)	(372)	(1,503)	(2,628)
Core interest income on total loans, net	$96,110	$89,729	$85,189	$82,472	$79,725	$353,500	$289,884

Average total loans, net (1)	$6,872,115	$6,817,642	$6,834,644	$6,876,495	$6,886,900	$6,850,124	$6,748,165
Core yield on total loans	5.59%	5.26%	4.99%	4.80%	4.63%	5.16%	4.30%

(1)	Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	18

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CALCULATION OF TANGIBLE STOCKHOLDERS’
COMMON EQUITY to TANGIBLE ASSETS
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2023	2023	2023	2023	2022
Total Equity	$669,837	$666,521	$670,247	$672,345	$677,157
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,537)	(1,651)	(1,769)	(1,891)	(2,017)
Tangible Stockholders' Common Equity	$650,664	$647,234	$650,842	$652,818	$657,504

Total Assets	$8,537,236	$8,579,375	$8,474,852	$8,479,734	$8,422,946
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,537)	(1,651)	(1,769)	(1,891)	(2,017)
Tangible Assets	$8,518,063	$8,560,088	$8,455,447	$8,460,207	$8,403,293

Tangible Stockholders' Common Equity to Tangible Assets	7.64%	7.56%	7.70%	7.72%	7.82%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-5400	19